UNITED STATES SECURITIES
                   AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.

                        SCHEDULE 14C

          INFORMATION STATEMENT PURSUANT TO SECTION
        14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X  ]  Preliminary Information Statement
[   ]  Confidential, For Use of the Commission Only (as
       permitted by Rule 14c-5(g)(2))
[   ]  Definitive Information Statement

                 ALLSTATES WORLDCARGO, INC.
      (Name of Registrant as Specified in its Charter)

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

                 Allstates WorldCargo, Inc.
                   4 Lakeside Drive South
               Forked River, New Jersey 08731

Dear Shareholders:

The purpose of this letter and the accompanying Information Statement is to inform you of the approval of certain corporate actions by the holders of a majority of the issued and outstanding shares stock of Allstates WorldCargo, Inc. (the "Company") by Written Consent in Lieu of a Special Meeting of the Stockholders of Allstates WorldCargo, Inc. (the "Written Consent"). The Written Consent approved certain amendments to the Company's By-Laws, which amendments are described in detail in the accompanying Information Statement.

Briefly stated, the Written Consent approved an amendment to the Company's By-Laws to provide that the Board of Directors shall consist of not less than one nor more than ten directors, and that the precise number of Directors within that range shall be fixed by the Board of Directors each year before the annual meeting of shareholders. The amendment also provides that the Board of Directors immediately following the adoption of the By-Law shall consist of four directors.

The Written Consent also approved an amendment to the Company's By-Laws to provide that vacancies in the Board of Directors shall be filled by an affirmative vote of a majority of the remaining Directors. A person so appointed shall hold office until a successor is elected and qualified at the next annual meeting of shareholders.

The Written Consent also approved a resolution providing that Charles F. Starkey, Alan E. Meyer, and Joseph Buckelew are removed from the Company's Board of Directors.

Finally, the Written Consent approved a resolution providing that the By-Laws of the Company, as amended, have been adopted by the shareholders, and may not be amended or repealed by the Board of Directors.

Pursuant to the applicable provisions of the Securities Exchange Act of 1934, as amended, the actions approved in the Written Consent will not be effective until twenty days after the date this Information Statement is mailed to the shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Your consent to the aforementioned actions is not required and is not being solicited. This notice and the accompanying Information Statement is being furnished to you for informational purposes only. Please read the accompanying Information Statement carefully.

                           ALLSTATES   WORLDCARGO, INC.


                           By:_____________________________
                                        Sam DiGiralomo
                                   Title:  President/C.E.O.

Dated: September ___, 2006

                 ALLSTATES WORLDCARGO, INC.

                   4 Lakeside Drive South
               Forked River, New Jersey 08731

              _________________________________

                    INFORMATION STATEMENT

                  Dated September ___, 2006

            WE ARE NOT ASKING YOU FOR A PROXY AND
          YOU ARE REQUESTED NOT TO SEND US A PROXY



                        INTRODUCTION

This Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and is being mailed on or about September ___, 2006 to the shareholders of record of Allstates WorldCargo, Inc. (the "Company") as of August 9, 2006 (the "Record Date."). This Information Statement is being sent to you for informational purposes only. No action is requested or required on your part.

The Information Statement is being sent to shareholders of the Company to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and to provide information to all shareholders in connection with the approval of certain corporate actions by certain shareholders collectively owning 72.47 percent of the Company's outstanding shares of common stock as of the Record Date, by written consent in lieu of a special meeting of shareholders.

By written consent (the "Written Consent"), the holders of a majority of the shares of the Company's outstanding common stock adopted a resolution amending the Company's Bylaws. The resolution also approved the removal of Charles F. Starkey, Alan E. Meyer, and Joseph Buckelew from the Company's Board of Directors. Finally, the resolution provided that the By-Laws, as amended, have been adopted by the Shareholders' and may not be amended or repealed by the Board of Directors. The amendments to the By-Laws, and the resolution removing Messrs. Starkey, Meyer, and Buckelew from the Board of Directors, are described below. Such action by the Written Consent constitutes the approval and consent of shareholders representing a sufficient percentage of the total outstanding shares to approve these actions. Accordingly, the actions will not be submitted to the other shareholders of the Company for a vote, and no proxies are being solicited with this Information Statement. The actions approved the Written Consent will be effective the 20th day after the date this Information Statement is first mailed to the shareholders.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

The Company fixed the close of business on August 9, 2006 as the record date for determining the shareholders entitled to receive this Information Statement pertaining to this action by Written Consent. As of the record date (and as of August 2, 2006, the date on which the Company received the Written Consent), there were 32,509,872 common shares outstanding. Each common share held as of those dates was entitled to one vote per share. The Company has no other voting securities outstanding. The corporate actions approved by the Written Consent required approval of a simple majority of the votes.

Briefly stated, the Written Consent approved an amendment to the Company's By-Laws to provide that the Board of Directors shall consist of not less than one nor more than ten directors, and that the precise number of Directors within that range shall be fixed by the Board of Directors each year before the annual meeting of shareholders. The amendment also provides that the Board of Directors immediately following the adoption of the By-Law shall consist of four directors.

The Written Consent also approved an amendment to the Company's By-Laws to provide that vacancies in the Board of Directors shall be filled by an affirmative vote of a majority of the remaining Directors. A person so appointed shall hold office until a successor is elected and qualified at the next annual meeting of shareholders.

The Written Consent also approved a resolution providing that Charles F. Starkey, Alan E. Meyer, and Joseph Buckelew are removed from the Company's Board of Directors.


                         BACKGROUND

   As previously reported, pursuant to the Settlement Agreement that resolved the litigation that was commenced in October 2004 by the Company's majority shareholder (the "Shareholder Litigation"), the By-Laws of the Company were amended to provide that the Board of Directors shall consist of seven members. The number of directors prior to the amendment was four. Also pursuant to the Settlement
Agreement, Charles F. Starkey, Alan E. Meyer, and Joseph Buckelew were appointed to fill the vacancies on the Board of Directors created by the expansion of its size. The By-Laws were also amended, pursuant to the Settlement Agreement, to provide for the manner in which vacancies in the Board of Directors were to be filled. The Settlement Agreement also required the parties to nominate and vote for, as Directors, Messrs. Buckelew, Starkey, and Meyer (or their duly appointed successors) at future meetings of the Company's shareholders at which directors are to be chosen.

On August 2, 2006, the Company received a Written Consent in Lieu of a Special Meeting of the Stockholders of Allstates WorldCargo, Inc. (the "Written Consent"), signed by the Messrs. Guido, DiGiralomo, Theile, and Stratton, all of whom constitute the holders of a majority of the issued and outstanding shares of stock of the Company, and the parties to the Settlement Agreement. The effect of the Written
Consent was to modify the Settlement Agreement by (1) relieving the parties of the obligation to nominate and vote for Messrs. Buckelew, Starkey, and Meyer (or their duly appointed successors) as Directors, (2) removing Messrs. Buckelew, Starkey, and Meyer from the Board of Directors,
(3) amending Section 3.02 of the By- Laws to provide that the Board of Directors shall consist of not less than one and not more than ten directors, with the precise number of directors within that range to be set by the Board each year before the annual meeting of shareholders, and with the number of directors immediately following the adoption of the amended Section 3.02 being four, and (4) amending Sections 3.12(b) and 3.12(c) to provide that vacancies in the Board shall be filled by an affirmative vote of the remaining Board.

The Written Consent also provided that the By-Laws, as amended, have been adopted by the Shareholders, and may not be amended or repealed by the Board of Directors.


                     DISSENTERS' RIGHTS

Under the New Jersey Business Corporation Law, the Company's shareholders are not entitled to dissent and obtain payment of the fair value of their shares in connection with the amendment of the Bylaws.


                SECURITY OWNERSHIP OF CERTAIN
              BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the Company's shares of common stock as of August 9, 2006 by each person the Company has reason to believe to be the beneficial owner of 5% or more of our outstanding shares of common stock, each of our current directors, each of our current executive officers and all of our directors and executive officers as a group.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power over securities. Except as indicated in the footnotes to this table, the Company believes that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

Percentage  of  beneficial ownership is based on  32,509,872 shares of common stock outstanding on August 9, 2006.

Name and Address of   Amount and Nature    Percentage of
Beneficial            of                   Class
Owner                 Beneficial
                      Ownership

Joseph M. Guido         19,010,000           58.47%
Director/Chairman
Emeritus
4 Lakeside Drive
South
Forked River, NJ
08731

Sam DiGiralomo           3,850,000        11.84%
Director/President/
CEO
7 Doig Road, Ste. 3
Wayne, NJ 07470

Barton C. Theile           500,000        1.54%
Director/Executive
VP/COO
4 Lakeside Drive
South
Forked River, NJ
08731

Craig D. Stratton          200,000        0.62%
Director/Secretary/
CFO
4 Lakeside Drive
South
Forked River, NJ
08731

Charles F. Starkey         ----           ----
Director
1593 Route 88 West
Brick, NJ 08724

Joseph Buckelew            ----           ----
231 Main Street
Director
Toms River, NJ
08754

Alan E. Meyer              ----           ----
Director
512 Main Street
Toms River, NJ
08754

All Current         23,560,000           72.47%
Officers
and Directors as
a Group


           THE BYLAW AMENDMENTS BY THE SHAREHOLDER

The Written Consent approved a resolution amending the Company's By-Laws as described hereinbelow.

Section 3.02

Section 3.02 of the By-Laws of the Company was amended to read as follows:

     3.02  The Board of Directors shall consist of  not
     less  than  one nor more than ten directors.   The
     precise  number  of  Directors within  this  range
     shall be fixed by the Board of Directors each year
     before  the  annual meeting of shareholders.   The
     Board  of  Directors  immediately  following   the
     adoption of this bylaw shall consist of four directors.

Prior to the amendment described herein, Section 3.02 of the By-Laws provided:

     3.02 The Board of Directors shall consist of seven directors.

Section 3.12(b)

Section 3.12(b) of the By-Laws of the Company was amended to read as follows:

     3.12  (b)  Vacancies  in the  Board  of  Directors
     existing   for  any  reason,  including  vacancies
     arising  as a result of an increase in the  number
     of  Directors,  may be filled by  the  affirmative
     vote of a majority of the remaining Directors then
     in office, even if their number is insufficient to
     constitute  a  quorum,  or  by  a  sole  remaining
     Director.   A  Director so  appointed  to  fill  a
     vacancy shall hold office until a successor is elected and qualified at the next annual or special meeting of the shareholders.

Prior to the amendment described herein, Section 3.12(b) of the By-Laws provided:

     3.12  (b)  Vacancies  in the  Board  of  Directors
     existing   for  any  reason,  including  vacancies
     arising  as a result of an increase in the  number
     of  Directors, shall be filled by the  affirmative
     vote of a majority of the remaining Directors then
     in office, even if their number is insufficient to
     constitute  a  quorum,  or  by  a  sole  remaining
     Director,  except that upon the  increase  in  the
     number  of  Directors from four to seven  members,
     following the effective date of these Amended  and
     Restated  Bylaws, the Honorable  James  D.  Clyne,
     Superior Court of New Jersey, Ocean County,  shall
     appoint  three  individuals to fill the  resulting
     vacancies.  In the event of a deadlock, or a three-
     to-three   vote,  with  respect  to  filling   any
     vacancy,  an  independent arbitrator appointed  by
     the remaining Directors shall select the person to
     fill  the  vacancy or vacancies.   A  Director  so
     appointed to fill a vacancy shall hold office until a successor is elected and qualified at the next annual meeting of the shareholders, and in accordance with the Settlement Agreement as set forth in the Court Order for Judgment entitled
     "Joseph  M. Guido v. Allstates WorldCargo,  Inc.,"
     Docket No. OSC-C-028-05. This By-Law shall be deemed to have been adopted by the shareholders, and cannot be altered or repealed by the Board of Directors.

Section 3.12(c)

Section 3.12(c) of the By-Laws of the Company was amended to read as follows:

     3.12  (c)  If  a Director resigns from  the  Board
     effective at some future date, the future  vacancy
     shall  be  filled  by the affirmative  vote  of  a
     majority   of  the  Directors  then   in   office,
     including the Director who has resigned,  even  if
     their  number  is  insufficient  to  constitute  a
     quorum.   The  term of the newly elected  Director
     will begin when the resignation becomes effective.
     A Director so elected to fill a future vacancy shall hold office from the effective date of the predecessor's resignation until a successor is elected and qualified at the next annual or special meeting of the shareholders.

Prior to the amendment described herein, Section 3.12(c) of the By-Laws provided:

     3.12  (c)  If  a Director resigns from  the  Board
     effective at some future date, the future  vacancy
     shall  be  filled  by the affirmative  vote  of  a
     majority   of  the  Directors  then   in   office,
     including the Director who has resigned,  even  if
     their  number  is  insufficient  to  constitute  a
     quorum.  In the event of a deadlock, or a three-to-
     three  vote, with respect to filling any  vacancy,
     an   independent  arbitrator  appointed   by   the
     remaining  Directors shall select  the  person  to
     fill  the vacancy or vacancies.  The term  of  the
     newly  elected  or appointed Director  will  begin
     when   the   resignation  becomes  effective.    A
     Director so appointed to fill a vacancy shall hold
     office  until a successor is elected and qualified
     at  the  next  annual meeting of the shareholders,
     and in accordance with the Settlement Agreement as
     set forth in the Court Order for Judgment entitled
     "Joseph  M. Guido v. Allstates WorldCargo,  Inc.,"
     Docket  No. OSC-C-028-05.    This By-Law shall  be
     deemed to have been adopted by the shareholders, and cannot be altered or repealed by the Board of Directors.

The Written Consent also approved a resolution providing that the By-Laws, as amended, have been adopted by the shareholder, and cannot be altered or repealed by the Board of Directors.

                  THE REMOVAL OF DIRECTORS

The Written Consent also approved a resolution removing Charles F. Starkey, Alan E. Meyer, and Joseph Buckelew from the Company's Board of Directors. The Written Consent did not provide that the removal was "for cause," and no finding of such cause is required.

   THE REASONS FOR, AND GENERAL EFFECT OF, THE AMENDMENTS
                  AND REMOVAL OF DIRECTORS

As previously reported, the parties to the Shareholder Litigation (whom collectively owned 72.47 percent of the outstanding stock of the Company) had agreed to settle that litigation by, among other things, expanding the size of the Company's Board of Directors from four to seven, and by appointing Charles F. Starkey, Alan E. Meyer, and Joseph Buckelew to fill the vacancies created by the expansion of the Board. Also pursuant to the Settlement Agreement, the had parties amended the Company's By-Laws to provide that in the event of future vacancies on the Board of Directors, and a deadlock or a three-to-three vote among the remaining directors as to whom should fill those vacancies, an independent arbitrator appointed by the remaining directors would select the person to fill the vacancy or vacancies.

Subsequently, the parties to the Shareholder Litigation decided among themselves that it was no longer in the best interest of the Company to have a seven-member Board of Directors. Accordingly, they agreed among themselves to approve the corporate actions described herein, which have the effect of modifying the Settlement Agreement so that the structure of the Board of Directors, and the method by which vacancies on the Board of Directors are filled, revert back to the structure and method that existed prior to the Shareholder Litigation.

   INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

The security holdings of the Company's directors and executive officers are listed above in the section entitled "Security Ownership of Certain Beneficial Owners and
Management." Except as disclosed above, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

       (i) Any director or officer since the beginning of the Company's last fiscal year;

      (ii)  Any proposed nominee for election as a director;
or

       (iii) Any associate or affiliate of any of the foregoing persons.

                           ALLSTATES   WORLDCARGO, INC.


                           By:_____________________________
                                        Sam DiGiralomo
                                   Title:  President/C.E.O.

Dated: September ___, 2006